UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                       8-K



                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 12, 1999



Commission      Registrants; State of Incorporation;            IRS Employer
File Number       Address; and Telephone Number                Identification
                                                                      No.

  1-11327           Illinova Corporation                          37-1319890
                    (an Illinois Corporation)
                    500 S. 27th Street
                    Decatur, IL  62525
                    (217) 424-6600

   1-3004           Illinois Power Company                        37-0344645
                    (an Illinois Corporation)
                    500 S. 27th Street
                    Decatur, IL  62525
                    (217) 424-6600



           Total number of sequentially numbered pages is 8.

Item 7.  Exhibits
--------------------------------------------------------------------------------

(c)      Exhibits

          (99.1)   Letter to the Financial Community,
                   dated February 11, 1999
          (99.2)   Press Release, dated February 11, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ILLINOVA CORPORATION
                                                     (Registrant)

                                                     By /s/ Larry F. Altenbaumer
                                                     ---------------------------
                                                     Larry F. Altenbaumer
                                                     Chief Financial Officer
                                                     Treasurer and Controller
                                                     on behalf of
                                                     Illinova Corporation



Date:    February 12, 1999





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ILLINOIS POWER COMPANY
                                                     (Registrant)

                                                     By /s/ Larry F. Altenbaumer
                                                     ---------------------------
                                                     Larry F. Altenbaumer
                                                     Senior Vice President and
                                                     Chief Financial Officer
                                                     on behalf of
                                                     Illinois Power Company


Date:    February 12, 1999

                  Exhibit Index

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit
Number            Description

99.1              Letter to the Financial Community,
                  dated February 11, 1999

99.2              Press Release, dated February 11, 1999